UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 20, 2010

MONTANA MINING CORP.

(Exact name of registrant as specified in its charter)

NEVADA

 (State or other jurisdiction of incorporation or organization)

000-29321 (Commission File Number)	87-0643635 (IRS Employer Identification Number)

Ruairidh Campbell, Chief Executive Officer

1403 East 900 South, Salt Lake City, Utah 84105

(Address of principal executive offices)

(801) 582-9609

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________________

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

_____________________________________________________________________________________

On August 20, 2010 Montana Mining Corp. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Park Capital Management, Inc. (“Park”) to acquire JBP SA (JBP) as a wholly owned subsidiary on or before November 12, 2010. Pursuant to the Agreement the Company will acquire all of the issued and outstanding shares of JBP from Park in exchange for fifteen million two hundred and eighty two thousand one hundred and twenty (15,282,120) shares of $0.001 par value common stock and six million eight hundred and twenty four thousand and three hundred (6,824,300) share purchase warrants to be exercised within ten (10) years of the date of grant at an exercise price of $0.005 a share.

The Agreement further requires that the Company pay a finder’s fee comprised of one million five hundred and twenty eight thousand two hundred and twelve (1,528,212) shares and six hundred and eighty two thousand four hundred and thirty (682,430) share purchase warrants to be exercised within three (3) years of the date of grant at an exercise price of $0.06 a share and raise no less than seven hundred and fifty thousand Canadian dollars (CDN$750,000) (US$717,620). The Company has satisfied the financing precondition and is now in the process of working with JBP to conclude its due diligence inquiry into JBP, its assets, business and prospects.

JBP intends to construct and operate ParkVida, a premiere destination resort designed for mountain biking of all disciplines (i.e. downhill, cross-country, free ride, dirt jump, trials/street, and cyclocross). Nestled between lush mountains, running along green valleys, and encompassing alpine forests in the heart of the Dominican Republic the 700-acre resort, to be developed on land owned by JBP, will offer mountain biking aficionados and adventurers an unparalleled biking experience.

_____________________________________________________________________________________

ITEM 7.01      REGULATION FD DISCLOSURE

_____________________________________________________________________________________

The information contained herein includes a press release attached as Exhibit 99, which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

_____________________________________________________________________________________

ITEM 9.01      Financial Statements and Exhibits

_____________________________________________________________________________________

(c)        The following exhibits are filed herewith:

Exhibit No.      Description

10                    Asset Purchase Agreement dated August 20, 2010.

99                    Press release dated August 31, 2010.

_____________________________________________________________________________________

_____________________________________________________________________________________

SIGNATURE

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Montana Mining Corp.

By: /s/ Ruairidh Campbell                                                              August 31, 2010

Name: Ruairidh Campbell

Title: Chief Executive Officer